Warrant Options	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Warrants And Rights Note Disclosure Abstract
Warrant Options

11. WARRANT OPTIONS

In October 2018, in connection with the issuance of the Redeemable Series A-1 Preferred Stock, the Company issued a detachable warrant to acquire 534,240 shares of common stock at a price of $0.01 per share at any given time during a period of ten years beginning on the instrument’s issuance date.

On July 30, 2020, the Redeemable Series A-1 Preferred Stock warrant was exercised in full resulting in the issuance of 534,240 shares of common stock to the holder, for an exercise price of $0.01 per share. The fair value of this warrant was determined to be $11.9 million and $16.9 million immediately before the exercise of the warrant option and as of December 31, 2019, respectively. Fair value gains/(losses) recorded in other expense on the condensed consolidated statements of operations were $5.0 million for the three and nine months ended September 30, 2020 and $(2.5) million and $(4.1) million for the three and nine months ended September 30, 2019, respectively.

In April 2020, in connection with the issuance of the Convertible and Redeemable Series A-2 Preferred Stock, the Company issued a detachable warrant to acquire 1,351,960 shares of common stock at a price of $0.01 per share at any time following the occurrence of a qualifying IPO, a sale of the Company, or a redemption in full of the Series A-2 preferred stock (each, an “Adjustment Event”), with an expiration date of ten years from the instrument’s issuance date. The number of shares underlying the warrant and issuable upon exercise was subject to adjustment based upon the price per share of common stock upon the occurrence of an Adjustment Event (Note 16) to reflect an aggregate value of $30.0 million.

As a result of the $15.00 per share public offering price in the IPO, the warrant issued in connection with the issuance of the Convertible and Redeemable Series A-2 Preferred Stock was adjusted pursuant to its terms and, upon closing of the IPO, represented a warrant to purchase 1,999,999 shares of common stock (an increase of 648,039 shares).

On July 30, 2020, the Convertible and Redeemable Series A-2 Preferred Stock warrant was exercised in full resulting in the issuance of 1,999,999 shares of common stock to the holder, for an exercise price of $0.01 per share. The fair value of this warrant was determined to be $44.4 million immediately before the exercise of the warrant option. Fair value loss recorded in other expense on the condensed consolidated statements of operations was $14.3 million for the three and nine months ended September 30, 2020.

12. WARRANT OPTION

In October 2018, in connection with the issuance of the Redeemable Series A-1 Preferred Stock, the Company issued a detachable warrant to acquire 534,240 shares of common stock at a price of $0.01 per share at any given time during a period of ten years beginning on the instrument’s issuance date. The fair value of this warrant was determined to be $16.9 million and $12.8 million as of December 31, 2019 and 2018, respectively. The warrant option will be fair valued at each reporting period until exercised. For the year ended December 31, 2019, fair value adjustments amounted to $4.1 million and are recorded in other income (expense) on the consolidated statements of operations. As of December 31, 2019, the warrant has not been exercised.

The warrant is classified as a liability in accordance with ASC 815, Derivatives and Hedging, as the agreement provides for net cash settlement upon a change in control, which is outside the control of the Company.